UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2008 (December 21, 2007)

CHINA LONGYI GROUP INTERNATIONAL HOLDINGS LIMITED
(Exact Name of Registrant as Specified in Charter)

New York	0-30183	13-4025362
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

8/F East Area
Century Golden Resources Business Center
69 Banjing Road, Haidian District
Beijing, China, 100089
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (86)-10-884-52568
_____________________________________________________

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective December 21, 2007, China Longyi Group International Holdings Limited (the "Company"), engaged the accounting firm of Bernstein & Pinchuk LLP ("Bernstein") to take over the audit responsibilities from Child, Van Wagoner & Bradshaw, PLLC ("Van Wagoner"), who resigned as auditors effective as of the same date. The change of auditors was approved by the Company’s Board of Directors.

During the Company’s two most recent fiscal years and any subsequent interim period through to the date of the Company’s engagement of Bernstein, neither the Company nor anyone on its behalf, has consulted with Bernstein or any other auditor regarding any accounting or audit concerns, including, without limitation, those stated in Item 304(a)(2) of Regulation S-B.

Van Wagoner audited the Company’s financial statements for the fiscal years ended December 31, 2005 and 2006 and Van Wagoner’s reports are included in the Company’s annual reports on Form 10-KSB for those periods. Van Wagoner’s reports on the Company’s financial statements for the fiscal years ended December 31, 2005 and 2006 or for any subsequent interim period did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During its tenure as the Company’s auditor for the Company’s two most recent fiscal years and the subsequent interim periods through to the date of Van Wagoner’s resignation: (1) there were no disagreements between the Company and Van Wagoner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Van Wagoner’s satisfaction, would have caused Van Wagoner to make reference to the subject matter of the disagreement in connection with its report; and (2) Van Wagoner did not advise the Company of any reportable events of the type described in Item 304(a)(1)(iv)(B) of Regulation S-B

The Company has provided the information required to comply with Item 304(a)(3) of Regulation S-B to Van Wagoner and requested that Van Wagoner furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Van Wagoner’s letter dated April 7, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

        (d)     Exhibits.

16.1[1]	Letter, dated April 7, 2008, from Child, Van Wagoner & Bradshaw, PLLC.

________________________
1 To be filed upon receipt, pursuant to Item 304(a)(3) of Regulation S-B.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Longyi Group International Holdings Limited

By:      /s/ Jie Chen
            Jie Chen
            Chief Executive Officer

Dated: April 7, 2008

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter, dated April 7, 2008, from Child, Van Wagoner & Bradshaw, PLLC.